Prospectus Supplement                                                  8/02
dated August 30, 2002 to:

THE PUTNAM FUND FOR GROWTH AND INCOME
Class A and Class Y shares prospectuses dated February 28, 2002

The second paragraph under the heading "Who manages the fund?" is replaced with the following:

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Large-Cap Value Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

---------------------------------------------------------------------------
Portfolio leader        Since       Experience
---------------------------------------------------------------------------
Hugh H. Mullin          1996        1986 - Present      Putnam Management
---------------------------------------------------------------------------

Portfolio members       Since       Experience
---------------------------------------------------------------------------
David L. King           1993        1983 - Present      Putnam Management
Christopher G. Miller   2000        1998 - Present      Putnam Management
                                    Prior to 1998       Analytic TSA Global
                                                        Asset Management